UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023

P3 Health Partners Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40033	85-2992794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2370 Corporate Circle, Suite 300 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

(702) 910-3950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Class A common stock, par value $0.0001 per share	PIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on December 3, 2021, P3 Health Partners Inc. (f/k/a Foresight Acquisition Corp. (“Foresight”)) (the “Company”) consummated the previously announced business combinations pursuant to (1) an agreement and plan of merger, dated as of May 25, 2021, as amended, by and among Foresight, P3 Health Group Holdings, LLC (“P3 Health Group Holdings”) and FAC Merger Sub LLC (“Merger Sub”), and (2) the transaction and combination agreement, dated as of May 25, 2021, as amended, by and among Foresight, FAC-A Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Foresight, FAC-B Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Foresight (together with FAC-A Merger Sub Corp., the “Merger Corps”), CPF P3 Blocker-A, LLC, a Delaware limited liability company, CPF P3 Blocker-B, LLC, a Delaware limited liability company (together with CPF P3 Blocker-A, LLC, the “Blockers”), CPF P3 Splitter, LLC, a Delaware limited liability company, Chicago Pacific Founders Fund-A, L.P., a Delaware limited partnership, and Chicago Pacific Founders Fund-B, L.P., a Delaware limited partnership (together with Chicago Pacific Founders Fund-A, L.P., the “Blocker Sellers”), pursuant to which, among other things, P3 Health Group Holdings merged with and into Merger Sub (the “P3 Merger”), with Merger Sub as the surviving company, which was renamed P3 LLC, and the Merger Corps merged with and into the Blockers, with the Blockers as the surviving entities and wholly owned subsidiaries of Foresight (collectively, the “Business Combinations”).

The Business Combinations represent a forward merger and is accounted for using the acquisition method of accounting under which P3 Health Group Holdings was treated as the acquired company for financial reporting purposes. This Current Report on Form 8-K is being filed to include the audited financial statements of Foresight as of December 2, 2021 and December 31, 2020, and for the period from August 20, 2020 (inception) through December 31, 2020 and for the period from January 1, 2021 through December 2, 2021 (the “Foresight Financial Statements”), which have been audited by Marcum LLP, Foresight’s independent registered public accounting firm prior to the Business Combinations, for purposes of incorporation by reference into any of the Company’s registration statements to be filed under the Securities Act of 1933 requiring the incorporation by reference of the Foresight Financial Statements.

The Foresight Financial Statements were previously included in post-effective amendment no. 1 to the Company’s registration statement on Form S-1, filed with the Securities and Exchange Commission on November 7, 2022 (Registration No. 333-261904), and in the Company’s registration statement on Form S-1, filed with Securities and Exchange Commission on May 2, 2023 (Registration No. 333-271565).

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
23.1	Consent of Marcum LLP, Independent Registered Public Accounting Firm.
99.1

Audited financial statements of Foresight Acquisition Corp. as of December 2, 2021 and December 31, 2020, and for the period from August 20, 2020 (inception) through December 31, 2020 and for the period from January 1, 2021 through December 2, 2021.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
P3 Health Partners Inc.

Date:	November 9, 2023	By:	/s/ Atul Kavthekar
Atul Kavthekar
Chief Financial Officer